3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

March 31, 2012

Dear Shareholder:

The Sound Shore Fund ended March 31st with a net asset value of $33.94 per share. The first quarter total return of 14.93% was ahead of the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned 12.59% and 8.84%, respectively. Over the ten year period ending March 31, 2012, the Sound Shore Fund’s cumulative total return was 57.89% versus 49.72% for the S&P 500.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2012 were 2.61%, 0.27%, 4.67%, and 6.82%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.95%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

US equity indices were broadly higher in the first quarter of 2012, extending the rebound that started in the latter part of 2011. Markets were helped by solid corporate earnings and better than expected economic trends, especially for US employment and housing.

With macro concerns fading a bit, company-specific factors drove several of our holdings to strong gains. For example, cable service leader Comcast outperformed its media peers and the market after its announced dividend increase and share repurchase both topped expectations. Comcast’s decision to payout a larger portion of its free cash flow provides confirmation of corporate America’s still increasing shareholder friendliness.

Similarly, biotechnology tool maker Life Technologies outdistanced its lagging health care sector to be among our larger contributors. We started our position in Life in the fourth quarter of 2011 after the stock had declined significantly from its peak and was valued at less than 10 times forward four quarter earnings. Our research concluded that Life’s core genomics sequencing, service, and resupply offerings provide stable cash flows, and that significant incremental value from its proprietary bench-top initiative is not yet reflected in the company’s stock price.

While higher interest rates broadly helped financial stocks, our holdings in Bank of America and Citigroup beat the sector due to improving company fundamentals. Bank of America advanced after reporting better than expected improvement in its capital, while Citigroup rose on indications of strong earnings progress into 2012. Both stocks also benefitted from the Federal Reserve’s “stress test” which confirmed their solid equity positions. Even after their first quarter gains, each of these stocks remains priced well below tangible book value.

Our biggest detractors in the quarter were hybrid utilities Exelon and Public Service Enterprise which declined with lower natural gas and power prices. By contrast, it was stubbornly high jet fuel prices that caused margin concerns for Southwest Airlines, which lagged with a modest decline.

For the third year running, we are able to write that, “this March quarter was the S&P 500’s best since 1998.” However, conditioned by the volatile and macro-driven selloffs that soon followed the strong starts of 2010 and 2011, many pundits are calling for another bout of midyear market blues in 2012 due to well-worn concerns about the upcoming US elections, fiscal gridlock, and Europe. With equities still largely out of favor (as evidenced by record equity fund outflows from 2008 – 2011) and the US economy showing gradual improvement, we regard the short term as typically unpredictable. We continue to monitor the global economic issues, but remain focused on our investment horizon which is measured in years, not weeks or months.

Sound Shore remains committed to its 34-year-old investment process: We seek out of favor, attractively valued companies that we conclude will build value through making their own tailwinds. At March 31, 2012, the Fund’s portfolio was attractively priced at 11.3 times forward earnings versus the S&P 500 at 13.8 times, despite better than market projected earnings growth for our holdings.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/12:    Bank of America Corp.: 2.76%; Citigroup, Inc.: 3.28%; Comcast Corp. “A”: 2.80%; Exelon Corp.: 0.00%; Life Technologies Corp.: 3.11%; Public Service Enterprise Group: 0.00%; and Southwest Airlines Co.: 2.06%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 3/31/12 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2012 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.6%)
Auto (2.7%)
General Motors Co. †	1,760,700	$45,161,955

Consumer Discretionary (8.8%)
Comcast Corp., Class A	1,570,000	47,115,700
Lowes Companies, Inc.	1,564,300	49,087,734
Time Warner, Inc.	1,354,100	51,117,275

		147,320,709

Consumer Staples (9.9%)
CVS Caremark Corp.	1,119,300	50,144,640
Procter & Gamble Co.	452,400	30,405,804
Sysco Corp.	1,354,900	40,457,314
Wal-Mart Stores, Inc.	735,200	44,994,240

		166,001,998

Diversified Financials (19.3%)
Bank of America Corp.	4,854,200	46,454,694
Capital One Financial Corp.	906,300	50,517,162
Citigroup, Inc.	1,511,690	55,252,270
Credit Suisse Group AG ADR	1,326,600	37,821,366
Invesco, Ltd.	1,831,000	48,832,770
State Street Corp.	923,900	42,037,450
The Charles Schwab Corp.	3,028,100	43,513,797

		324,429,509

Energy (8.2%)
Devon Energy Corp.	689,300	49,023,016
EQT Corp.	24,200	1,166,682
Sunoco, Inc.	1,086,700	41,457,605
Weatherford International, Ltd. †	3,018,900	45,555,201

		137,202,504

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012 (Unaudited)

	Share Amount	Market Value
Health Care (6.1%)
Life Technologies Corp. †	1,071,700	$52,320,394
UnitedHealth Group, Inc.	865,100	50,988,994

		103,309,388

Industrials (3.9%)
Delta Air Lines, Inc. †	3,125,700	30,975,687
Southwest Airlines Co.	4,196,800	34,581,632

		65,557,319

Insurance (5.4%)
Marsh & McLennan Companies, Inc.	1,384,500	45,397,755
MetLife, Inc.	1,232,800	46,045,080

		91,442,835

Materials (2.5%)
Barrick Gold Corp.	194,200	8,443,816
Owens-Illinois, Inc. †	1,480,000	34,543,200

		42,987,016

Pharmaceuticals (10.7%)
Abbott Laboratories	818,900	50,190,381
Novartis AG ADR	806,800	44,704,788
Pfizer, Inc.	1,957,800	44,363,748
Sanofi SA ADR	1,042,100	40,381,375

		179,640,292

Technology (17.1%)
Applied Materials, Inc.	2,834,300	35,258,692
Flextronics International, Ltd. †	5,865,800	42,409,734
Microsoft Corp.	1,728,900	55,757,025
Symantec Corp. †	2,091,000	39,101,700
Texas Instruments, Inc.	1,455,200	48,909,272

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2012 (Unaudited)

	Share Amount	Market Value
Technology (Continued)
Visa, Inc., Class A	256,300	$30,243,400
Yahoo!, Inc. †	2,332,500	35,500,650

		287,180,473

Utilities (3.0%)
AES Corp. †	3,882,200	50,740,354

Total Common Stocks (cost $1,392,065,961)		$1,640,974,352

Short-Term Investments (1.9%)
Money Market Fund (1.9%)
Western Asset Institutional U.S. Treasury Fund, 0.01% (cost $32,637,862) (a)	32,637,862	$32,637,862

Total Investments (99.5%) (cost $1,424,703,823) *		$1,673,612,214
Other Assets less Liabilities (0.5%)		8,628,874

Net Assets (100.0%)		$1,682,241,088

†	Non-income producing security
(a)	Rate disclosed is as of March 31, 2012.

ADR — American Depositary Receipt

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$297,885,368
Gross Unrealized Depreciation	(48,976,977)

Net Unrealized Appreciation	$248,908,391

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2012 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments with maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2012 (Unaudited)

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund’s investments in securities as of March 31, 2012:

Valuation Inputs	Common Stocks	Money Market Fund	Total Investments in Securities
Level 1	$1,640,974,352	$32,637,862	$1,673,612,214
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$1,640,974,352	$32,637,862	$1,673,612,214

At March 31, 2012, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 as of 3/31/2012, based on the valuation input levels on December 31, 2011.

b.  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0312

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2012